Exhibit 10.02

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into on July 27, 2009, by and between Croff Enterprises, Inc. (the “Company”) and Terrace Lane, LLC (“Shareholder”).

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Shareholder hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the specified meanings:

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s $0.10 par value common stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“OTCBB” shall mean the over-the-counter electronic bulletin board market.

“Registrable Securities” means (i) the 403,802 shares of Common Stock owned by Shareholder, (ii) any shares issuable upon any stock split, stock dividend, recapitalization or similar event with respect to such 403,802 shares and (iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, such 403,802 shares.

“Rule 158” means Rule 158 under the Securities Act, as amended from time to time, or any similar rule or regulation adopted by the Commission having substantially the same effect.

“Securities Act” means the Securities Act of 1933, as amended.

2. Piggy-Back Registration Rights.

(a) (i) If at any time when there is not already an effective registration statement covering the Registrable Securities, the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (or their then equivalents relating to equity securities to be issued solely in connection with the acquisition of an entity or business, or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to Shareholder written notice of such decision. If, within thirty (30) days after receipt of such notice, Shareholder does not request in writing that some or all of the Registrable Securities be removed from such registration statement, the Company shall then cause the registration under the Securities Act of all Registrable Securities which are then owned by Shareholder; provided, however, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register, or to delay registration of, such securities, the Company may, at its election, give written notice of such determination to Shareholder and, thereupon, (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 2(i) below) and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 2 for the same period as the delay in registering such other securities.

(ii) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Shareholder as a part of the written notice given pursuant to this Section 2. In such event, the right of Shareholder to registration pursuant to this Section 2 shall be conditioned upon Shareholder’s participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. In such event, Shareholder shall (together with the Company and other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form and reasonably acceptable to the Company in form and content with the underwriter(s) selected by the Company.

(iii) Notwithstanding the foregoing, if a registration involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, then, notwithstanding anything in Section 2(a)(i) to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (A) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and (B) second, the number of shares of Common Stock requested to be included in such registration by Shareholder and all other shareholders of the Company, to be allocated pro rata among Shareholder and such other shareholders on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

(b) For each registration statement covering the Registrable Securities, the Company shall provide to Shareholder, without charge, at least one conformed copy of such registration statement and any amendments thereto (including financial statements and schedules, documents incorporated or deemed to be incorporated therein by reference, and all exhibits), such documents to be provided promptly after their filing with the Commission.

(c) For each registration statement covering the Registrable Securities, the Company shall promptly deliver to Shareholder, without charge, as many copies of the prospectus and each amendment or supplement thereto as it may reasonably request; and the Company hereby consents to the use of each such prospectus and each amendment or supplement thereto by Shareholder in connection with the offer and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.

(d) In connection with each registration statement covering the Registrable Securities, the Company shall, prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify or cooperate with Shareholder in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities laws of such jurisdictions within the United States as Shareholder reasonably requests in writing and (ii) keep each such registration or qualification (or exemption therefrom) effective during the period that the registration statement is effective and perform or do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of those Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required (i) to qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or (iii) to subject the Company to any material tax in any jurisdiction where it is not then so subject.

(e) In connection with a registration statement covering the Registrable Securities, the Company shall cooperate with Shareholder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such registration statement (which certificates shall be free of all restrictive legends), and shall cause such certificates to be in such denominations and registered in such names as Shareholder may request at least two (2) business days prior to any sale of Registrable Securities.

(f) In connection with each registration statement covering the Registrable Securities, the Company shall use its best efforts to cause all Registrable Securities relating to such registration statement to be listed or quoted on the OTCBB or any securities exchange, quotation system or other market on which similar securities issued by the Company are then listed or quoted.

(g) In connection with each registration statement covering the Registrable Securities, the Company shall comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of such registration statement.

(h) In connection with each registration statement covering the Registrable Securities, Shareholder shall be required to furnish to the Company information regarding Shareholder and the distribution of such Registrable Securities as is required by law to be disclosed in the registration statement, and the Company may exclude from such registration the Registrable Securities if Shareholder fails to furnish such information within a reasonable time prior to the filing of such registration statement or any supplemented prospectus and/or amended registration statement.

(i) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not a registration statement becomes effective and whether or not any Registrable Securities are sold pursuant to such registration statement. Such fees and expenses shall include, without limitation, (A) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with the Commission and in compliance with state securities laws, including fees and disbursements of counsel for Shareholder in connection with state qualifications of the Registrable Securities and any determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions), (B) printing expenses (including, without limitation, expenses of printing certificates for the Registrable Securities and of printing prospectuses), (C) messenger, telephone and delivery expenses, (D) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (E) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including any costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing or quoting of the Registrable Securities on the OTCBB or any securities exchange, quotation system or other market on which Registrable Securities are required to be listed or quoted.

3. Miscellaneous.

(a) Remedies. In the event of a breach by a party hereto of any of its obligations under this Agreement, the non-breaching party, in addition to being entitled to exercise all rights granted by law or under this Agreement (including recovery of damages), will be entitled to specific performance of its rights under this Agreement. The Company and Shareholder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. The Company and Shareholder also acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which they may be entitled by law or equity.

(b) Amendments and Waivers. The provisions of this Agreement shall not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof shall not be given, unless the same shall be in writing and signed by the Company and Shareholder.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:00 p.m., California time, on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile later than 5:00 p.m., California time, on any date and earlier than 11:59 p.m., California time, on such date, (iii)

the business day following the date of dispatch, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The address for such communications to Shareholder and the Company shall be at such address as either party may most recently have designated in writing to the other party.

(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of Shareholder.

(e) Assignment of Registration Rights. The rights of Shareholder hereunder shall be assignable by Shareholder to any transferee of Shareholder of all or a portion of the Registrable Securities if: (i) Shareholder agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned, and (iii) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

(g) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws.

(h) Cumulative Remedies. No provision of this Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and that any other remedy that would otherwise be available to such party at law or in equity shall also be available. The parties also intend that the rights and remedies hereunder be cumulative, so that exercise of any one or more of such rights or remedies shall not preclude the later or concurrent exercise of any other rights or remedies.

(i) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(j) Headings; Interpretation. The headings of this Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of, this Agreement. As used herein, (i) the neuter gender includes the masculine or feminine and the singular number includes the plural, and vice versa, as the context may require and (ii) unless the context clearly requires otherwise, the words “herein,” “hereunder” and “hereby,” shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. Each party intends that this Agreement be deemed and construed to have been jointly prepared by the parties. As a result, the parties agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

(k) Notice of Effectiveness. Within two (2) business days after a registration statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, or shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities and to Shareholder confirmation that the registration statement has been declared effective by the Commission.

(l) Attorney’s Fees. If any party to this Agreement shall bring any action for relief against the other arising out of or in connection with this Agreement, in addition to all other remedies to which the prevailing party may be entitled, the losing party shall be required to pay to the prevailing party a reasonable sum for attorney’s fees and costs incurred in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney’s fees and costs incurred in enforcing such judgment.

IN WITNESS WHEREOF, this Agreement is duly executed by authorized persons on the date first written above.

CROFF ENTERPRISES, INC.

By:	/s/ Donald R. Mastropietro
Title:	Chief Financial Officer